Offerings - Offering: 1	Jan. 28, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Units of Class A Common and Preferred Shares of Beneficial Interest, Additional Class A Common Shares of Beneficial Interest, Units of Class B Common and Preferred Shares of Beneficial Interest, Additional Class B Common Shares of Beneficial Interest
Amount Registered | shares	100,000
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 100,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 15,310.00
Offering Note	$15,310 paid on 01/27/2025